UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2022 (June 28, 2022)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective June 28, 2022, the Board of Directors (the “Board”) of Acadia Healthcare Company, Inc. (the “Company”) increased the number of Class II directors serving on the Board from three to four and elected R. David Kelly to fill the vacancy created by the increase in the number of Class II directors. The term of office of Class II directors expires at the Company’s annual meeting of stockholders in 2025. The Board has not named Mr. Kelly to any committees of the Board.

Since 2011, Mr. Kelly has served as the founder and managing partner of StraightLine Realty Partners, an alternative investment platform based in Dallas, Texas. Mr. Kelly also serves as founder, chairman, and Chief Executive Officer of Croesus and Company, and as managing director and co-founder of Serra Real Estate Capital, LLC. He previously served as a founding partner of Carleton Residential Properties from 1996 to 2011.

Mr. Kelly will receive compensation for his service to the Company in accordance with the Company’s existing compensation plan for non-employee directors. Information with respect to the director compensation plan is set forth in the definitive proxy statement for the Company’s 2022 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 8, 2022.

A copy of the press release announcing Mr. Kelly’s election to the Board is filed as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99	Press Release of Acadia Healthcare Company, Inc., dated June 28, 2022

104	Cover page Interactive data file (embedded with in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: June 29, 2022	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel